June 25, 2009

DREYFUS STOCK FUNDS - Dreyfus Small Cap Equity Fund Supplement to Prospectus dated February 1, 2009

The following information supplements information contained in the section of the Fund’s Prospectus entitled “Goal and Approach”:

The fund may invest in exchange traded funds (ETFs) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity.

The following information supplements information contained in the section of the Fund’s Prospectus entitled “Main Risks”:

ETF risk. ETFs in which the fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an EFT may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.

Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

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